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                                ARTICLES SUPPLEMENTARY
                                          TO
                              ARTICLES OF INCORPORATION
                                          OF
                           THE DREYFUS/LAUREL FUNDS, INC.

              The Dreyfus/Laurel Funds, Inc. (the "Corporation"), a Maryland Corporation, incorporated on August 6, 1987, having its principal office in Maryland in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

              FIRST: Pursuant to authority expressly vested in the Board of Directors (the "Board") of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board has heretofore duly designated, in accordance with Section 2-105(c) of the Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at twenty-five billion (25,000,000,000) shares of capital stock, par value $.001 per share, amounting in the aggregate to a par value of twenty-five million dollars ($25,000,000). Such shares of capital stock have heretofore been classified by the Board among the series of the Corporation as follows:

     Dreyfus Money Market Reserves, Class R
       (2 billion shares)
     Dreyfus Money Market Reserves, Investor Class
       (2 billion shares)
     Dreyfus U.S. Treasury Reserves, Class R
       (1 billion shares)
     Dreyfus U.S. Treasury Reserves, Investor Class
       (1 billion shares)
     Dreyfus Municipal Reserves, Class R
       (1 billion shares)
     Dreyfus Municipal Reserves, Investor Class
       (1 billion shares)
     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class I
       (1 billion shares)
     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class II
       (500 million shares)
     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class III
       (500 million shares)
     Dreyfus/Laurel Institutional Prime Money Market Fund (to be renamed "Dreyfus Institutional Prime Money Market Fund" effective September 18,
     1995), Class I
       (2 billion shares)
     Dreyfus/Laurel Institutional Prime Money Market Fund (to be renamed "Dreyfus Institutional Prime Money Market Fund" effective September 18,
     1995), Class II
       (1 billion shares)
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     Dreyfus/Laurel Institutional Prime Money Market Fund (to be renamed
     "Dreyfus Institutional Prime Money Market Fund" effective September 18,
     1995), Class III
       (1 billion shares)
     Dreyfus/Laurel Institutional Short-Term Bond Fund, Class I
       (1 billion shares)
     Dreyfus/Laurel Institutional Short-Term Bond Fund, Class II
       (500 million shares)
     Dreyfus/Laurel Institutional Short-Term Bond Fund, Class III
       (500 million shares)
     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class I
       (1 billion shares)
     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class II
       (500 million shares)
     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class III
       (500 million shares)
     Dreyfus/Laurel U.S. Treasury Only Money Market Fund, Class I
       (200 million shares)
     Dreyfus/Laurel U.S. Treasury Only Money Market Fund, Class II
       (200 million shares)
     Dreyfus/Laurel U.S. Treasury Only Money Market Fund, Class III
       (200 million shares)
     Premier Balanced Fund, Class R
       (50 million shares)
     Premier Balanced Fund, Class A
       (50 million shares)
     Premier Balanced Fund, Class B
       (50 million shares)
     Premier Balanced Fund, Class C
       (50 million shares)
     Dreyfus Bond Market Index Fund, Class R
       (100 million shares)
     Dreyfus Bond Market Index Fund, Investor Class
       (50 million shares)
     Premier Limited Term Income Fund, Class R
       (100 million shares)
     Premier Limited Term Income Fund, Class A
       (50 million shares)
     Premier Limited Term Income Fund, Class B
       (50 million shares)
     Premier Limited Term Income Fund, Class C
       (50 million shares)
     Dreyfus/Laurel Short-Term Government Securities Fund, Class R
       (75 million shares)
     Dreyfus/Laurel Short-Term Government Securities Fund, Investor Class
       (75 million shares)

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     Dreyfus Equity Income Fund, Class R
       (30 million shares)
     Dreyfus Equity Income Fund, Investor Class
       (20 million shares)
     Dreyfus Disciplined Midcap Stock Fund, Class R
       (66 million shares)
     Dreyfus Disciplined Midcap Stock Fund, Investor Class
       (22 million shares)
     Premier Small Company Stock Fund, Class R
       (41 million shares)
     Premier Small Company Stock Fund, Class A
       (27 million shares)
     Premier Small Company Stock Fund, Class B
       (50 million shares)
     Premier Small Company Stock Fund, Class C
       (50 million shares)
     Dreyfus Disciplined Stock Fund, Class R
       (165 million shares)
     Dreyfus Disciplined Stock Fund, Investor Class
       (80 million shares)
     Dreyfus S&P 500 Stock Index Fund (to be renamed "Dreyfus Institutional S&P 500 Stock Index Fund" effective September 1, 1995), Class R
       (63 million shares)
     Dreyfus S&P 500 Stock Index Fund (to be renamed "Dreyfus Institutional S&P 500 Stock Index Fund" effective September 1, 1995), Investor Class
       (7 million shares)
     Dreyfus European Fund, Class R
       (12 million shares)
     Dreyfus European Fund, Investor Class
       (8 million shares)
     Dreyfus International Equity Allocation Fund, Class R
       (36 million shares)
     Dreyfus International Equity Allocation Fund, Investor Class
       (24 million shares)
     Laurel Global Income Fund, Class R
       (36 million shares)
     Laurel Global Income Fund, Investor Class
       (24 million shares)
     Laurel International Stock Fund, Class R
       (36 million shares)
     Laurel International Stock Fund, Investor Class
       (24 million shares)
     Laurel Ginnie Mae Fund, Class R
       (15 million shares)
     Laurel Ginnie Mae Fund, Investor Class
       (35 million shares)
     Laurel Tactical Asset Allocation Fund, Class R
       (40 million shares)
     Laurel Tactical Asset Allocation Fund, Investor Class
       (10 million shares)
     Laurel Wilshire 4500 Stock Index Fund, Class R
       (27 million shares)

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     Laurel Wilshire 4500 Stock Index Fund, Investor Class
       (3 million shares)

              SECOND: Pursuant to authority expressly vested in the Board of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board has, in accordance with Sections 2-105(c) and 2-208.1(a) of the Maryland General Corporation Law, determined to combine the shares designated to Class R and Investor Class of the Dreyfus S&P 500 Stock Index Fund (to be renamed "Dreyfus Institutional S&P 500 Stock Index Fund" effective September 1, 1995) into a single class of shares of such fund effective September 1, 1995:

     Dreyfus S&P 500 Stock Index Fund (to be renamed "Dreyfus Institutional S&P 500 Stock index Fund" effective September 1, 1995)
       (70 million shares)

              THIRD: Pursuant to authority expressly vested in the Board of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board has, in accordance with Sections 2-105(c) and 2-208.1(a) of the Maryland General Corporation Law, determined to decrease the number of shares in the designated classes of the following series of the Corporation to zero (0), effective September 18, 1995:

     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class II
       (0 shares)
     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class III
       (0 shares)
     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class II
       (0 shares)
     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class III
       (0 shares)

              FOURTH: Pursuant to authority expressly vested in the Board of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board has, in accordance with Sections 2-105(c) and 2-208.1(a) of the Maryland General Corporation Law, determined to increase the number of shares in Class I of the following series of the Corporation from one billion to two billion (2,000,000,000), effective September 18, 1995:

     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class I
       (2 billion shares)

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     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed
     "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class I
       (2 billion shares)

              FIFTH: Based on the foregoing and effective as indicated above, the number of shares of capital stock of the Corporation are classified among the series of the Corporation as follows:

     Dreyfus Money Market Reserves, Class R
       (2 billion shares)
     Dreyfus Money Market Reserves, Investor Class
       (2 billion shares)
     Dreyfus U.S. Treasury Reserves, Class R
       (1 billion shares)
     Dreyfus U.S. Treasury Reserves, Investor Class
       (1 billion shares)
     Dreyfus Municipal Reserves, Class R
       (1 billion shares)
     Dreyfus Municipal Reserves, Investor Class
       (1 billion shares)
     Dreyfus/Laurel Institutional Government Money Market Fund (to be renamed "Dreyfus Institutional Government Money Market Fund" effective September 18, 1995), Class I
       (2 billion shares)
     Dreyfus/Laurel Institutional Prime Money Market Fund (to be renamed "Dreyfus Institutional Prime Money Market Fund" effective September 18,
     1995), Class I
       (2 billion shares)
     Dreyfus/Laurel Institutional Prime Money Market Fund (to be renamed "Dreyfus Institutional Prime Money Market Fund" effective September 18,
     1995), Class II
       (1 billion shares)
     Dreyfus/Laurel Institutional Prime Money Market Fund (to be renamed "Dreyfus Institutional Prime Money Market Fund" effective September 18,
     1995), Class III
       (1 billion shares)
     Dreyfus/Laurel Institutional Short-Term Bond Fund, Class I
       (1 billion shares)
     Dreyfus/Laurel Institutional Short-Term Bond Fund, Class II
       (500 million shares)
     Dreyfus/Laurel Institutional Short-Term Bond Fund, Class III
       (500 million shares)
     Dreyfus/Laurel Institutional U.S. Treasury Money Market Fund (to be renamed "Dreyfus Institutional U.S. Treasury Money Market Fund" effective September 18, 1995), Class I
       (2 billion shares)
     Dreyfus/Laurel U.S. Treasury Only Money Market Fund, Class I
       (200 million shares)
     Dreyfus/Laurel U.S. Treasury Only Money Market Fund, Class II
       (200 million shares)
     Dreyfus/Laurel U.S. Treasury Only Money Market Fund, Class III

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       (200 million shares)
     Premier Balanced Fund, Class R
       (50 million shares)
     Premier Balanced Fund, Class A
       (50 million shares)
     Premier Balanced Fund, Class B
       (50 million shares)
     Premier Balanced Fund, Class C
       (50 million shares)
     Dreyfus Bond Market Index Fund, Class R
       (100 million shares)
     Dreyfus Bond Market Index Fund, Investor Class
       (50 million shares)
     Premier Limited Term Income Fund, Class R
       (100 million shares)
     Premier Limited Term Income Fund, Class A
       (50 million shares)
     Premier Limited Term Income Fund, Class B
       (50 million shares)
     Premier Limited Term Income Fund, Class C
       (50 million shares)
     Dreyfus/Laurel Short-Term Government Securities Fund, Class R
       (75 million shares)
     Dreyfus/Laurel Short-Term Government Securities Fund, Investor Class
       (75 million shares)
     Dreyfus Equity Income Fund, Class R
       (30 million shares)
     Dreyfus Equity Income Fund, Investor Class
       (20 million shares)
     Dreyfus Disciplined Midcap Stock Fund, Class R
       (66 million shares)
     Dreyfus Disciplined Midcap Stock Fund, Investor Class
       (22 million shares)
     Premier Small Company Stock Fund, Class R
       (41 million shares)
     Premier Small Company Stock Fund, Class A
       (27 million shares)
     Premier Small Company Stock Fund, Class B
       (50 million shares)
     Premier Small Company Stock Fund, Class C
       (50 million shares)
     Dreyfus Disciplined Stock Fund, Class R
       (165 million shares)
     Dreyfus Disciplined Stock Fund, Investor Class
       (80 million shares)
     Dreyfus S&P 500 Stock Index Fund (to be renamed "Dreyfus Institutional S&P 500 Stock Index Fund" effective September 1, 1995)
       (70 million shares)
     Dreyfus European Fund, Class R
       (12 million shares)
     Dreyfus European Fund, Investor Class
       (8 million shares)

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     Dreyfus International Equity Allocation Fund, Class R
       (36 million shares)
     Dreyfus International Equity Allocation Fund, Investor Class
       (24 million shares)
     Laurel Global Income Fund, Class R
       (36 million shares)
     Laurel Global Income Fund, Investor Class
       (24 million shares)
     Laurel International Stock Fund, Class R
       (36 million shares)
     Laurel International Stock Fund, Investor Class
       (24 million shares)
     Laurel Ginnie Mae Fund, Class R
       (15 million shares)
     Laurel Ginnie Mae Fund, Investor Class
       (35 million shares)
     Laurel Tactical Asset Allocation Fund, Class R
       (40 million shares)
     Laurel Tactical Asset Allocation Fund, Investor Class
       (10 million shares)
     Laurel Wilshire 4500 Stock Index Fund, Class R
       (27 million shares)
     Laurel Wilshire 4500 Stock Index Fund, Investor Class
       (3 million shares)


              SIXTH: The aggregate number of shares of all classes and series of the Corporation remains twenty-five billion (25,000,000,000), the par value per share remains $.001, and the aggregate par value of all authorized stock remains twenty-five million dollars ($25,000,000). All authorized shares not designated or classified above remain available for future designation and classification by the Board.


              SEVENTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.
















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              IN WITNESS WHEREOF, the undersigned hereby executes these
     Articles Supplementary on behalf of the Corporation, acknowledging it to be the act of the Corporation, and further states under the penalties of perjury that, to the best of his or her knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

     Dated:  August 31, 1995           THE DREYFUS/LAUREL FUNDS, INC.

                                       By:      /s/Eric Fischman
                                                --------------------
                                       Name:    Eric Fischman
                                       Title:   Vice President


                                       Attest:  /s/Ruth Leibert
                                                ---------------------
                                       Name:    Ruth Leibert
                                       Title:   Assistant Secretary


































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